RBC FUNDS TRUST

Access Capital Community Investment Fund (the “Fund”)

Supplement dated August 14, 2020 to the RBC Impact Investment Funds Prospectus (the “Prospectus”) dated January 28, 2020 (as may be supplemented from time to time)

This Supplement provides additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

Effective immediately, the Bloomberg Barclays U.S. Aggregate Bond Index is no longer listed as a secondary benchmark index for the Fund for performance comparison purposes.

To reflect these changes, all references to the Bloomberg Barclays U.S. Aggregate Bond Index are hereby deleted from the Fund’s “Fund Summary” section.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE